AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED DECEMBER 14, 2005
TO
PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

Effective December 14, 2005, American General Life Insurance Company is amending the Profile, Prospectus and Statement of Additional Information for the sole purpose of changing the Series available under the Select Reserve Variable Annuity Contract, due to the upcoming closing of the Levco Equity Value Fund (the "Fund"), a series of the Levco Series Trust (the "Trust").

Effective immediately, the Fund is no longer available to receive new purchase payments or transfers of existing Account Value.

The Board of Directors (the "Board") of the Trust has decided to close and liquidate the Fund. The liquidation is expected to be effective February 6, 2006.

Upon the closing and liquidation of the Fund, we would be required to pay to you all of your Account Value you have invested in the Fund. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Account Value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, we will allocate the liquidation proceeds that we receive from the Trust on February 6, 2006, to the VALIC Company I Money Market I Fund (the "Money Market Fund"), a Series available in your Select Reserve Variable Annuity Contract (the "Contract"). You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the liquidated Account Value out of the Money Market Fund to any other Series available in your Contract.

At any time before February 6, 2006, you may transfer your Account Value in the Fund to any of the other Series offered in your Contract. Please review your fund prospectuses for information about the other Series. For additional fund prospectus copies, please contact our Annuity Administration Department at the number shown below.

If you wish, you may complete the enclosed transfer form to give us instructions to transfer your Account Value, or you can call us at the number below.

Neither our automatic transfer of the liquidated proceeds to the Money Market Fund, nor your transfer(s) of assets out of the Fund prior to the liquidation or out of the Money Market Fund within 60 days after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

You also have the option to exchange your Contract for a different variable annuity contract, or you may withdraw any or all of the Account Value in your Contract, subject to potential tax implications.

For a period of time after the closing and liquidation, we may provide you with confirmations, statements and other reports that contain the name of the Fund.

Should you have any questions, you may contact our Annuity Administration Department at 1-800-813-5065.